Exhibit 99.1

USANA Health Sciences Announces Plans to Expand into India

SALT LAKE CITY--(BUSINESS WIRE)--May 4, 2023--USANA Health Sciences, Inc. (NYSE: USNA) today announced its plans to expand into India in the second half of 2023. Expansion into India increases the Company’s global footprint to 25 markets.

“USANA’s expansion into India is our first new market in five years and provides an exciting and gratifying opportunity to introduce USANA’s world class health and wellness products to a new country, culture and demographic,” said Jim Brown, President. “We have spent several years of extensive research and meticulous work to prepare for this expansion into India. We are confident that our products and business model are ideally suited for India, and we believe in our team’s ability to develop and grow this important market as we work toward our vision of creating the healthiest family on earth.

“While we are optimistic about the long-term growth opportunity that India presents, we also recognize that there will be learning opportunities as we serve an entirely new culture. As such, we will take a deliberate and diligent approach to launching this market and executing our long-term growth strategy.”

The Company expects to officially launch operations in India near the end of the third quarter of 2023 and anticipates that this new market will contribute modestly to sales during fiscal 2023. The financial impact from India is reflected in the Company’s fiscal 2023 net sales and diluted EPS guidance provided on April 25, 2023.

About USANA

USANA develops and manufactures high-quality nutritional supplements, health foods and personal care products that are sold directly to Associates and Preferred Customers throughout the United States, Canada, Australia, New Zealand, Hong Kong, China, Japan, Taiwan, South Korea, Singapore, Mexico, Malaysia, the Philippines, the Netherlands, the United Kingdom, Thailand, France, Belgium, Colombia, Indonesia, Germany, Spain, Romania, and Italy. More information on USANA can be found at www.usana.com.

Safe Harbor

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Our actual results could differ materially from those projected in these forward-looking statements, which involve a number of risks and uncertainties, including: uncertainty related to the COVID-19 pandemic (“COVID-19”) to our business, operations and financial results; the potential for a resurgence of COVID-19 spread in any of our markets in the future; the impact of COVID-19 on the domestic and world economies, including any negative impact on discretionary spending, consumer demand, and consumer behavior in general; regulatory risk in China in connection with the health products and direct selling business models; regulatory risk in the United States in connection with the direct selling business model; potential negative effects of deteriorating foreign and/or trade relations between the United States and China; compliance with data privacy and security laws and regulations in our markets around the world; potential negative effects from geopolitical relations and conflicts, including the Russia-Ukraine conflict; potential negative effects of material breaches of our information technology systems to the extent we experience a material breach; material failures of our information technology systems; global economic conditions generally, including increasing inflationary pressure around the world and any negative impact on our operating costs, consumer demand and consumer behavior in general; reliance upon our network of independent Associates; risk associated with governmental regulation of our products, manufacturing and direct selling business model; adverse publicity risks globally; risks associated with our international expansion and operations; and uncertainty relating to the fluctuation in U.S. and other international currencies. The contents of this release should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in our most recent filings with the Securities and Exchange Commission. The forward-looking statements in this press release set forth our beliefs as of the date hereof. We do not undertake any obligation to update any forward-looking statement after the date hereof or to conform such statements to actual results or changes in the Company’s expectations, except as required by law.

Contacts

Investor contact:
Andrew Masuda
Investor Relations
(801) 954-7210
investor.relations@usanainc.com

Media contact:
Dan Macuga
Public Relations
(801) 954-7280